ADVANCED SERIES TRUST

AST International Growth Portfolio

Supplement dated September 22, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST International Growth Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements, Name Change, and Investment Strategy Change

The Board of Trustees of the Trust (the Board) recently approved: (i) replacing Neuberger Berman Investment Advisers LLC and William Blair Investment Management, LLC with LSV Asset Management, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC as subadvisers to the Portfolio; (ii) changing the name of the Portfolio to the "AST International Equity Portfolio"; and

(iii)revising the investment strategy of the Portfolio. These changes are expected to become effective on or about February 5, 2023.

While these changes are expected to become effective on or about February 5, 2023, these changes are contingent on shareholder approval of each of the reorganizations of the AST International Value Portfolio, the AST J.P. Morgan International Equity Portfolio, the AST QMA International Core Equity Portfolio, and the PSF International Growth Portfolio into the Portfolio.

More detailed information will also be included in a supplement to the Portfolio's Summary Prospectus, and the Trust's Prospectus and SAI in the first quarter of 2023.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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